As of December 11, 2008

GS COES (Yorkville I), LLC
One Penn Plaza
Suite 1612
New York, New York 10119

         Re:      Amendment of Credit Agreement dated as of January 11, 2008
                  ----------------------------------------------------------

Gentlemen:

     Reference is made to that certain Credit Agreement, dated as of January 11, 2008 (as amended and in effect from time to time, the "Credit Agreement"), by and between GS COES (Yorkville I), LLC, as borrower (the "Borrower") and YA Global Investments, L.P., as lender (the "Lender"). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

     The Borrower has requested that the Lender increase the Revolving Loan Ceiling under the Credit Agreement to $13,750,000.00, make an advance to pay for accrued and unpaid interest, and amend certain other terms of the Credit Agreement. The Borrower has further requested that the Lender consent to the following transactions (collectively, the "Transactions"): (i) to the Borrower and/or GreenShift forming the following new subsidiaries (collectively, the "New Subsidiaries"): GS Big Management, LLC ("GS Management"), GS COES (Adrian I), LLC ("GS Adrian"), and GS Technology, LLC ("GS Technology"), (ii) to GreenShift and GS Adrian entering into a certain Membership Interest Purchase and Equity Capital Contribution Agreement (the "ECCA") with Biofuel Industries Group, LLC ("BIG"), GS (NextDiesel I) LLC ("GS NextDiesel"), and CleanBioenergy Partners, LLC ("CBP"), in the form attached hereto as Exhibit "A", (iii) to GreenShift and GS Adrian entering into a certain Amended and Restated Limited Liability Company Agreement of GS (NextDiesel I) LLC (the "GS NextDiesel LLC Agreement") with CBP, in the form attached hereto as Exhibit "B", regarding the formation and operation of GS NextDiesel and to the contribution to GS NextDiesel by the Borrower of certain COES Installations and contracts related thereto and the Class B Membership Interest of BIG currently held by the Borrower, (iv) consent to BIG and GS Technology entering into certain agreements and contracts with CBP, GS NextDiesel, and/or BIG regarding the construction/expansion, maintenance, and management of a biodiesel production plant located in Adrian, Michigan (the "BIG Facility"), and the operation and maintenance of certain COES Installations (collectively, the "Project Documents"). The ECCA, the GS NextDiesel LLC Agreement, the Project Documents, and all documents related thereto or to be executed in connection therewith, shall be collectively referred to as the "Transaction Documents"). The Lender has agreed to amend the Credit Agreement, and to consent to the Transactions, but only on the express terms of this letter agreement. Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender agree as follows:

1. Conditions Precedent. Each of the Lender's agreements contemplated herein shall not be effective unless and until each of the following conditions precedent have been fulfilled, all as determined by the Lender in its sole and exclusive discretion:

     (a) The New Subsidiaries shall all have been duly formed and in existence as Delaware limited liability companies;

     (b) The Borrower, the Guarantors, Bollheimer & Associates, Inc., and the New Subsidiaries shall have executed and delivered to the Lender a Ratification and Joinder to Collateral Agreements in the form attached hereto as Exhibit "C";

     (c) UCC financing statements naming each of the New Subsidiaries and Bollheimer & Associates, Inc. as debtors and the Lender as secured party shall have been filed in the appropriate filing offices, and each such entity shall have executed and delivered to the Lender such other documents, instruments, and agreements as the Lender may require in order to perfect or vest the Lender's security interests in their respective assets, and the Lender shall have confirmed, to its satisfaction, that it holds a perfected, first priority security interest in all of the New Subsidiaries' and Bollheimer & Associates, Inc.'s assets;

     (d) A Voting Agreement in the form attached hereto as Exhibit "D" shall have been executed by each of the parties thereto and be in effect;

     (e) An Exchange Agreement in the form attached hereto as Exhibit "E", and any documents required in connection therewith, shall have been executed by each of the parties thereto and be in effect;

     (f) The ECCA shall have been executed by each of the parties thereto and made effective and each of the Transaction Documents shall have been finalized in a form acceptable to the Lender, and the Lender shall received evidence acceptable to the Lender that the form of the Transaction Documents shall have been agreed to by all of the parties thereto;

     (g) The Lender shall have received evidence of appropriate corporate or other entity approvals and resolutions, in each case satisfactory to Lender and its counsel in form and substance; and

     (h)  The Borrower and the  Guarantors  shall have executed and delivered to
          the  Lender  this  letter  agreement,   and  each  of  the  documents,
          instruments and agreements required hereunder.

2.   Amendment  of  Credit  Agreement.   Subject  to  the  satisfaction  of  the
     conditions precedent set forth in Paragraph 1, above, the Credit Agreement is hereby amended as follows:

     (a) The definition of "Build Out Draw Schedule" contained in Section 1.1 is hereby deleted in its entirety, and the following inserted in its place:

          "Build Out Draw Schedule" shall mean that certain schedule setting forth the timetable for, and costs of, installing COES Installations in various locations, in the form attached hereto as Exhibit "B", as the same may be updated, modified, and amended from time to time pursuant to the mutual agreement, in writing, of the Borrower and the Lender.

     (b) The definition of "Cash Flow Projections" contained in Section 1.1 is hereby deleted in its entirety.

     (c) The definition of "COES Installations" contained in Section 1.1 is hereby deleted in its entirety, and the following inserted in its place:

          "COES Installations" shall mean the Corn Oil Extraction Systems installed by the Borrower in the following locations, together with any other Corn Oil Extraction Systems installed in any other locations which are financed with the proceeds of the Revolving Advances:

               (a)  Utica Energy, LLC, 4995 State Road 91, Oshkosh, WI 54904;

               (b) Western New York Energy, LLC, 4141 Bates Road, Medina, NY 14103;

               (c) Central Indiana Ethanol, LLC, 2955 W. Delphi Pike, Marion, IN 46953;

               (d)  Global Ethanol, LLC, 11440 Cemetery Road, Riga, MI 49276;

               (e) Global Ethanol, LLC - Lakota A, 1660 428th Street, Lakota, IA 50451;

               (f) Global Ethanol, LLC - Lakota B, 1660 428th Street, Lakota, IA 50451;

               (g) Red Trail Ethanol, LLC, 3682 Highway 8 South, Richardton, ND 58652;

               (h)  E Energy Adams, LLC, 13238 East Aspen Road, Adams, NE 68301;

               (i)  United Ethanol, LLC, 1250 Chicago Street, Milton, WI 53563;

               (j)  Northeast  Biofuels  , LP - A, 376  Owen  Road,  Fulton,  NY
                    13069;

               (k) Northeast Biofuels , LP - B, 376 Owen Road, Fulton, NY 13069; and

               (m) Otter Tail Ag Enterprises, LLC, 24096 170th Ave, Fergus Falls, MN 56537.

     (d) The definition of "Collateral Limitation" contained in Section 1.1 is hereby deleted in its entirety, and the following inserted in its place:

          "Collateral Limitation" shall mean the aggregate unpaid balance of the Loan Account.

     (e) The definition of "Guarantors" contained in Section 1.1 is hereby deleted in its entirety, and the following inserted in its place:

          "Guarantors" shall mean each of GreenShift, GS AgriFuels, GS CleanTech, GS Design, GS Technology, GS Management, Viridis Capital, LLC, EcoSystem Corporation, Carbonics Capital Corporation, Kevin Kreisler, and each of their respective subsidiaries and Affiliates other than GS NextDiesel and BIG.

     (f) The definition of "GreenShift" contained in Section 1.1 is hereby deleted in its entirety, and the following inserted in its place:

          "GreenShift"   shall   mean   GreenShift   Corporation,   a   Delaware
          corporation, formerly known as GS CleanTech Corporation.

     (g) The definition of "GS Cleantech" contained in Section 1.1 is hereby deleted in its entirety, and the following inserted in its place:

     "GS  CleanTech"   shall   mean  GS   CleanTech   Corporation,   a  Delaware
          corporation, formerly known as GS Ethanol Technologies, Inc.

     (h)  The definitions of "GS Ethanol" and "GS Energy" are hereby deleted.

     (i) The definition of "Maturity Date" contained in Section 1.1 is hereby deleted in its entirety, and the following inserted in its place:

          "Maturity Date" shall mean January 31, 2010.

     (j) The definition of "Revolving Loan Ceiling" contained in Section 1.1 is hereby deleted in its entirety, and the following inserted in its place:

          "Revolving Loan Ceiling" shall mean $13,750,000.00.

     (k) The following new definitions shall be inserted into Section 1.1 in alphabetical order:

          "BIG" shall mean Biofuel Industries Group, LLC, a Michigan limited liability company.

          "CBP" shall mean CleanBioenergy Partners, LLC, a Delaware limited liability company.

          "Consent Agreement" shall mean a Consent Agreement in the form attached hereto as Exhibit "C" to be entered into by and between the Lender, the Borrower, GS NextDiesel and GreenShift.

          "ECCA" shall mean that certain Membership Interest Purchase and Equity Capital Contribution Agreement dated as of December 5, 2008, entered into by and among GS NextDiesel, BIG, CBP, GS Adrian, and GreenShift.

          "Existing COES" shall mean the COES Installations located at Utica Energy, LLC, 4995 State Road 91, Oshkosh, WI 54904 and Western New York Energy, LLC, 4141 Bates Road, Medina, NY 14103.

          "GS Adrian" shall mean GS COES (Adrian I), LLC, a Delaware limited liability company.

          "GS Design" shall mean GS Design, Inc., a Delaware corporation.

          "GS Management" shall mean GS BIG Management, LLC, a Delaware limited liability company.

          "GS NextDiesel" shall mean GS (NextDiesel I) LLC, a Delaware limited liability company.

          "GS NextDiesel LLC Agreement" shall mean the Company LLC Agreement (as defined in the ECCA) in the form attached to the ECCA as Annex 1.

          "GS Technology" shall mean GS Technology, LLC, a Delaware limited liability company.

          "Level I Payment" shall mean the payment entitled "Level I Payment" due with respect to each COES Installation as set forth on Exhibit "D" attached hereto and incorporated herein by reference.

          "Level II Payment" shall mean the payment entitled "Level II Payment" due with respect to each COES Installation as set forth on Exhibit "D" attached hereto and incorporated herein by reference.

          "Project Document(s)" shall have the meaning set forth in the GS NextDiesel LLC Agreement.

          "Subordination Agreement" shall mean a Subordination Agreement in the form attached hereto as Exhibit "E" to be entered into by and between the Lender, GS NextDiesel, and CBP.

          "Suspension Date" shall mean the earlier of (i) September 30, 2009, or
          (b) the date upon which the Borrower has transferred its tenth COES Installation (including the Existing COES) to GS NextDiesel in accordance with the provisions of the GS NextDiesel LLC Agreement and the ECCA, and subject to the provisions of the Consent Agreement.

          "YAGI Release Fee" shall mean an amount equal to $350,000.00 per COES Installation (other than the Existing COES) that is transferred to GS NextDiesel, that is required to be paid by GS NextDiesel, or on GS NextDiesel's behalf, to the Lender at the same time as the Level I Payment as part of the consideration for the release of the Lender's security interest in such COES Installation, all as more fully set forth in the Consent Agreement.

     (l) Section 2.1 is hereby deleted in its entirety, and the following inserted in its place:

          2.1 Revolving Advances. The Lender may, in its sole discretion, make advances to the Borrower from time to time from the date all of the conditions set forth in Sections 3.1, 3.2, and 3.3 are satisfied (the "Funding Date") until the earlier of (a) the Termination Date, or (ii) the Suspension Date, on the terms and subject to the conditions herein set forth (the "Revolving Advances"). The Lender shall not consider any request for a Revolving Advance to the extent the amount of the requested Revolving Advance exceeds Availability. The Borrower's obligation to pay the Revolving Advances shall be evidenced by the Revolving Note and shall be secured by the Collateral. Within the limits set forth in this Section 2, the Borrower may request Revolving Advances, repay pursuant to Section 2 hereof and request additional Revolving Advances.

          2.1.1 Procedures for Requesting Revolving Advances. On the Funding Date, the Lender shall make the following Revolving Advances (collectively, the "Funding Date Advances"): (a) an initial Revolving Advance of $4,000,000 to the Borrower, (b) a Revolving Advance of $250,000 to the Lender to pre-pay estimated interest coming due under the Revolving Credit Facility for the first three (3) months of the Revolving Credit Facility (the "Prepaid Interest Advance"), (c) a Revolving Advance of $210,000 to the Lender to pay the fees due to the Lender under Sections 2.5.1 and 2.5.2 hereof, and (d) a Revolving Advance of $150,000.00 to the Lender's counsel to pay for the estimated costs and expenses incurred by the Lender in connection with the negotiation and preparation of this Agreement and the other
          Financing Agreements. Thereafter, the Lender may, in its discretion, make additional Revolving Advances from time to time at the request of the Borrower, provided that (i) such Revolving Advances shall be made no more frequently than once per month and no later than the fifth Business Day of each calendar month, unless a Level I Payment or Level II Payment has been received by the Lender, in which case the Borrower may request a Revolving Advance within ten (10) days of such payment being received (even if that would result in more than one advance request in such month), (ii) such request is made in writing at least five (5) days prior to the date on which such Revolving Advance is to be funded, and is accompanied by an executed Compliance Certificate,
          (iii) such request shall be for Revolving Advances to pay for costs and expenses incurred in connection with the installation of the COES Installations in accordance with the Build Out Draw Schedule (it being expressly acknowledged and agreed that the Borrower shall not request any Revolving Advance for such costs and expenses in advance of the month shown for such costs and expenses in the Build Out Draw Schedule, or in excess of the amounts set forth in the Build Out Draw Schedule), and (iv) all borrowings after the Funding Date Advances shall be in multiples of $100,000. There shall not be any recourse to, nor liability of, the Lender on account of any of the following: (x) any delay in the Lender's making of, and/or any decline by the Lender to make, any Revolving Advance, (y) any delay in the proceeds of any such Revolving Advance constituting collected funds, and (z) any delay in the receipt, and/or any loss, of funds which constitute a Revolving Advance, the wire transfer of which was properly initiated by the Lender in accordance with wire instructions provided to the Lender by the Borrower.

          The Lender may rely on any request for a Revolving Advance which the Lender, in good faith believes to have been made by a person duly authorized to act on behalf of the Borrower and may decline to make any such requested Revolving Advance pending the Lender's being furnished with such documentation concerning that person's authority to act as may be satisfactory to the Lender.

     (m) Section 2.2.1 is hereby deleted in its entirety, and the following inserted in its place:

               2.2.1 Interest Rate. The outstanding principal amount of the Revolving Advances shall bear interest at a rate of twenty percent (20%) per annum. Interest shall be computed on the basis of a 360-day year over the actual number of days elapsed and shall be paid to the Lender as set forth in Section 2.3.3.

     (n) Section 2.3.1(c) is hereby deleted in its entirety, and the following inserted in its place:

          (c) All amounts deposited in the Blocked Account shall be swept daily and remitted as follows: (i) prior to the occurrence of an Event of Default, the receipts shall be distributed first to pay any amounts then due as set forth in Section 2.3.3 below, if any, and the remainder shall be remitted to the Borrower's Operating Account, and (ii) from and after the occurrence of an Event of Default, 100% of such receipts shall be remitted to the Lender to be applied in reduction of the Obligations in a manner determined by the Lender in its sole and exclusive discretion.

     (o) Section 2.3.3(b), (c), (d), and (e) are hereby deleted in their entirety, and the following inserted in their place:

          (b) Existing COES Release Payment. Within one (1) year of the Initial Equity Capital Contribution Date (as defined in the ECCA), the Borrower shall pay to the Lender $5,143,611.00 representing the amount required to be paid to the Lender in order to release its security interest in the Existing COES as set forth in the Consent Agreement. The Borrower shall make such payment(s) from its operating cash flow or other sources other than (i) the sale or liquidation of the Lender's collateral, or (ii) Level I Payments, Level II Payments, or YAGI Release Fees.

          (c) Level I and Level II Payments. An amount equal to each Level I Payment and Level II Payment, shall be paid to the Lender (i) if prior to October 1, 2009, as and when the corresponding Level I Funding or Level II Funding (as those terms are defined in the ECCA) for each COES Installation becomes due and payable under the ECCA and/or the GS Next Diesel LLC Agreement, as applicable , and (ii) from and after October 1, 2009, on or before the earlier of (x) as and when the corresponding Level I Funding or Level II Funding (as those terms are defined in the ECCA) for each COES Installation becomes due and payable under the ECCA and/or the GS NextDiesel LLC Agreement, as applicable, or (y) the last day of the month in which such payment is shown as being received by the Borrower as set forth in the Build Out Draw Schedule. With respect to all such payments, the Borrower shall direct GS NextDiesel to cause all Level I Fundings and Level II Fundings to be made directly to the Lender by wire transfer in accordance with the instructions set forth below unless and until all Obligations have been repaid in full and the ability of the Borrower to request Revolving Advances hereunder terminated:

                           Wire Instructions:

                           Bank Name:       Wachovia Bank
                                            Downtown Financial Center
                                            101 Hudson Street, NJ1022
                                            Jersey City NJ 07302

                           Bank Telephone# 201-226-3045

                           Contact Name:    Joanne Spurlin

                           ABA/Routing#     031 201 467

                           Swift code:      PNBPUS33 - for international wires

                           Account#  2000031475547

                           Beneficiary:     YA Global Investments, L.P.

               Notwithstanding the foregoing, the Borrower shall remain responsible to pay each Level I Payment and the Level II Payment as and when due above, regardless as to whether CBP makes the Level I Funding or Level II Funding payments under the ECCA, or if the Level I Funding or Level II Funding payments are not sufficient to pay the applicable Level I Payment and/or Level II Payment in full, then the Borrower shall be required to pay the shortfall. Further, nothing herein is intended to, nor shall be construed to, alter or affect the terms of the Consent Agreement with respect to the release prices for the COES Installations as set forth therein.

          (d) Repayment in Full. The Borrower shall repay all Obligations in full on the Termination Date.

          (e) Application of Payments. Prior to the occurrence of an Event of Default, all payments hereunder shall be applied first in reduction of accrued interest, fees, and expenses, and then in reduction of the principal balance of the Obligations. After the occurrence of an Event of Default, all payments hereunder shall be applied in reduction of the Obligations in a manner determined by the Lender in its sole and exclusive discretion.

          (f) Borrowing; Suspension Date. Unless and until the Suspension Date, but subject to the provisions of this Agreement, including, without limitation, Section 2.1 hereof, the Borrower may borrow, repay, and reborrow under the Revolving Credit Facility. From and after the Suspension Date, the Borrower acknowledges and agrees that it shall no longer have the ability to request Revolving Advances, and that all payments made thereafter shall be applied in permanent reduction of the Obligations and may not be reborrowed.

          (g) YAGI Release Fee.For the avoidance of doubt, the Borrower acknowledges and agrees that the YAGI Release Fee which is to be paid upon the transfer of COES Installations (other than the Existing COES) to GS NextDiesel shall not be applied in reduction of the Obligations under the Revolving Credit Facility, but will instead be applied by the Lender in reduction of the obligations of the Borrower and Guarantors to the Lender under certain convertible debentures issued by certain of the Guarantors and held by the Lender in a manner determined by the Lender in its sole and exclusive discretion.

          (h) Convertibility. The Lender and the Borrower agree that all or any portion of the Obligations under the Revolving Credit Facility may be converted into common stock of GreenShift at the option of the Lender, subject to GreenShift's consent (which shall not be unreasonably withheld), on terms and conditions no less favorable than the most favorable terms and conditions (as determined by the Lender) set forth in the existing convertible debentures issued by certain of the Guarantors to the Lender.

     (p) Section 2.5.5 is hereby deleted in its entirety, and the following inserted in its place:

                           [Intentionally Deleted]

     (q) Section 2.6 is hereby deleted in its entirety, and the following inserted in its place:

          2.6 Termination. This Agreement may be terminated by the Borrower at any time upon thirty (30) days prior written notice to the Lender, provided that no termination of this Agreement shall relieve, release, or discharge the Borrower or Guarantors of their respective duties, obligations, and covenants under this Agreement and the other Financing Agreements, or to terminate any Liens or security interests granted to the Lender, or to otherwise release any Collateral, unless and until all Obligations have been fully and finally discharged and paid (in good and collected funds). Notwithstanding the foregoing, all representations, warranties, covenants, indemnifications, and agreements which by their express terms survive the termination of this Agreement and/or the Financing Agreements shall not be affected by such termination and shall remain in full force and effect.

     (r)  The following Section is inserted into Article 3 as new Section 3.3.5:

          3.3.5 The Lender shall be satisfied, in its sole and exclusive discretion, that the conditions precedent set forth in Section 5.1 of the ECCA have been satisfied, or will be satisfied on or before January 31, 2009.

     (s) The references to "GS Ethanol" contained in Section 4.20 are hereby deleted and "GS CleanTech" inserted in their places.

     (t) Section 5.14 is hereby deleted in its entirety, and the following inserted in its place:

          Build Out Draw Schedule. The Borrower shall install the COES Installations in accordance with, and subject to, the Build Out Draw Schedule. In addition, the Borrower shall have installed no less than
          (a) four (4) COES Installations on or before January 31, 2009, (b) seven (7) COES Installations on or before June 30, 2009, (c) eleven
          (11) COES Installations on or before September 30, 2009, and (d) twelve (12) COES Installations on or before November 30, 2009.

     (u) Section 5.15 is hereby deleted in its entirety, and the following inserted in its place:

          5.15 Compliance with Capex Projections. The actual costs and expenses of purchasing, assembling, and installing each COES Installation shall not exceed (a) the amounts set forth for the same in the Build Out Draw Schedule by more than ten percent (10%) on a cumulative basis from January 1, 2008 through the last day of the month just ended prior to the testing date, or (b) the amounts set forth in Exhibit E to the GS NextDiesel LLC Agreement. This covenant shall be tested monthly, on the fifth day of each month.

     (v) Section 5.16 is hereby deleted in its entirety, and the following inserted in its place:

                           [Intentionally Deleted]

     (w) The following language is inserted at the beginning of Section 6.9 immediately after the section caption, and before the word "Borrower":

          Except for the transactions contemplated in the Consent Agreement,

     (x)  The following Section is inserted into Article 6 as new Section 6.10:

          6.10 Payments to GS NextDiesel or BIG. The Borrower and Guarantors shall not transfer any assets to, or make any payments to, or on behalf of, GS NextDiesel or BIG, or any of their Subsidiaries without the prior written consent of the Lender, other than for payments expressly permitted by the Consent Agreement and/or the Subordination Agreement, or with respect to consignment arrangements for feedstock with BIG, provided that such arrangements are true consignments, where title to the feedstock remains at all times with the Borrower or Guarantor who consigns it to BIG, and is upon terms and conditions, and evidenced by such documentation (including such documentation, notices, and UCC financing statements as may be required to perfect the Borrower's or such Guarantor's interest in the consigned feedstock with respect to third parties) as is acceptable to the Lender in its sole and exclusive discretion.

     (y) The date "December 31, 2008" contained in Section 7.1.16 is hereby deleted and the date "March 31, 2009" inserted in its place.

     (z) The following Sections are inserted into Article 7 as new Sections 7.1.18, 7.1.19, and 7.1.20:

          7.1.18 GS NextDiesel Default. The occurrence of any event of default by GS NextDiesel, the Borrower, and/or any Guarantor under the GS NextDiesel LLC Agreement, the ECCA, or any other Project Document or any guaranty of the same; or

          7.1.19. Failure to Close on GS NextDiesel LLC Agreement/Project Documents. The GS NextDiesel LLC Agreement and/or the other Project Documents shall not have been entered into and made effective (upon terms and in the forms previously reviewed and accepted by the Lender) on or before February 5, 2009 or the shareholders of GreenShift shall fail to approve the transactions evidenced by the Project Documents on or before July 1, 2009; or

          7.1.20 Failure to Fund Under ECCA; Termination of ECCA. If for any reason, (i) the Initial Equity Capital Contribution Date (as defined in the ECCA) shall not have occurred on or before January 30, 2009, or
          (ii) the Class A Investor and/or the Class B Investor shall fail to make the Class A Initial Equity Capital Contribution or Class B Initial Equity Capital Contribution (as each of those terms are defined in the ECCA) on or before February 5, 2009, or (iii) the ECCA is terminated.

     (aa) Exhibit "A" is hereby deleted in its entirety and the document attached hereto as Schedule 1 is hereby attached to the Credit Agreement as the new Exhibit "A" in its place.

     (bb) The documents attached hereto as Schedules 2, 3, 4, and 5 are hereby attached to the Credit Agreement as Exhibits "B", "C", "D", and "E", respectively.

     (cc) Schedule 4.18 is hereby deleted in its entirety, and the document attached hereto as Schedule 6 is hereby attached to the Credit Agreement as the new Schedule 4.18 in its place.

3.   Consent.

     (a) Subject to the satisfaction of the conditions precedent set forth in Paragraph 1, above, the Lender hereby consents to GreenShift and GS Adrian entering into the ECCA.

     (b) Subject to the satisfaction of the conditions precedent set forth in Paragraph 1, above, and to (i) the execution of, and the satisfaction of the conditions to effectiveness set forth in, the Consent Agreement, and (ii) confirmation by the Lender that all holders of subordinated bridge loans to the Borrower and/or Guarantors shall have converted such bridge loans to equity upon terms acceptable to the Lender in all respects, and provided that the Transactions are consummated in accordance with the terms of the Transaction Documents, the Lender hereby consents to the Borrower and the Guarantors entering into the Transactions. The Borrower and Guarantors further acknowledge and agree that the foregoing consent is a one-time consent, relates only to the specific Transactions, and shall not be deemed to constitute consent to the Borrower and/or Guarantors entering into any other transactions or contracts, or transferring assets, or creating additional subsidiaries to the extent that any of the foregoing are prohibited by the Financing Agreements, or a continuing waiver of, the provisions of the Credit Agreement and/or the other Financing Agreements. Further, the Lender's consent to the Borrower and the Guarantors entering into the Transactions is not, and shall not be construed as, a waiver of the provisions of the Consent Agreement with respect to such Transactions, including, without limitation, as to the payments to the Lender required thereunder in order to release any COES Installations from the security interests held by the Lender.

4. Acknowledgment of Obligations. The Borrower and the Guarantors hereby acknowledge and agree that the Borrower and each Guarantor is liable to the Lender pursuant to the terms and conditions of the Financing Agreements for the following amounts, all of which constitute Obligations under, and as defined in, the Credit Agreement:

                  Due under the Revolving Note as of November 30, 2008:

                           Principal                 $10,000,000.00

                           Interest                  $  1,268,182.05
                                                     ---------------

                                    Total            $11,268,182.05

                  Due under the Convertible Debentures (as defined in the Security Agreement) as of November 30, 2008:

                           Principal                 $28,661,421.00

                           Interest                  $  4,176,380.00
                                                     ---------------

                                    Total            $32,837,801.00

          In addition, all interest and late charges accruing from and after November 30, 2008, and all other fees, costs, expenses, and costs of collection (including attorneys' fees and expenses) heretofore or hereafter incurred by the Lender in connection with the protection, preservation, or enforcement of its rights and remedies under the Financing Agreements (including the preparation and negotiation of this letter agreement).

5. Capitalization of Accrued Interest.The Borrower and Guarantors hereby request, and the Lender hereby agrees, that upon the satisfaction of the conditions precedent to the effectiveness of this letter agreement set forth in Paragraph 1, above, the Lender will make a Revolving Advance in the amount of $750,000.00 to be used to pay all accrued interest due under the Revolving Note through the date of this letter agreement, with any amounts not used to pay such accrued interest being treated as prepaid interest and applied to interest as it accrues until utilized in full.

6. Ratification; Waiver; Representations. The Borrower and the Guarantors hereby (a) acknowledge, confirm, and agree that, except as specifically modified herein, the Credit Agreement, the other Financing Agreements and all other documents related thereto or executed in connection therewith remain in full force and effect, and confirm and ratify each of the terms thereof, including, without limitation, the discretionary nature of the Revolving Credit Facility, (b) acknowledge, confirm and agree that the Borrower and the Guarantors remain liable for the Obligations without any offsets, defenses, claims, or counterclaims with respect thereto, and (c) represent and warrant to the Lender that no Event of Default exists, or solely with the passage of time or notice, would exist under the Credit Agreement and/or the other Financing Agreements.

7. Reimbursement of Costs and Expenses. The Borrower shall reimburse the Lender on demand for any and all unreimbursed costs, expenses, and costs of collection (including reasonable attorneys' fees and expenses) heretofore or hereafter incurred by the Lender in connection with the protection, preservation, and enforcement by the Lender of its rights and remedies under the Credit Agreement and/or the other Financing Agreements, including, without limitation, the negotiation and preparation of this Amendment.

8. Further Assurances. The Borrower and the Guarantors shall, from and after the execution of this letter agreement, execute and deliver to the Lender whatever additional documents, instruments, and agreements that the Lender reasonably may require in order to vest or perfect the Financing Agreements and the collateral granted therein more securely in the Lender and to otherwise give effect to the terms and conditions of this letter agreement.

9. Jury Trial Waiver. The Borrower and each Guarantor hereby make the following waiver knowingly, voluntarily, and intentionally, and understand that the Lender, in entering into this letter agreement, is relying on such a waiver: EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY PRESENT OR FUTURE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH ANY OTHER PARTY HERETO BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE SUCH PARTY OR IN WHICH SUCH PARTY IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN
     RESPECT OF, THIS LETTER AGREEMENT, THE OBLIGATIONS, THE FINANCING AGREEMENTS, OR ANY OTHER RELATIONSHIP BETWEEN THE PARTIES HERETO.


10. Waiver; Release. The Borrower and each Guarantor hereby acknowledges and agrees that the Borrower and the Guarantors have no offsets, defenses, claims, or counterclaims against the Lender or the Lender's officers, directors, employees, attorneys, consultants, vendors, representatives, predecessors, successors, and assigns with respect to the Obligations, or otherwise, and that if the Borrower or any Guarantor now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Lender or the Lender's officers, directors, employees, attorneys, consultants, vendors, representatives, predecessors, successors, and assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this letter agreement, all of them are hereby expressly WAIVED, and the Borrower and each Guarantor hereby RELEASES the Lender and the Lender's officers, directors, employees, attorneys, consultants, vendors, representatives, predecessors, successors, and assigns from any liability therefor.





      [Remainder of Page Intentionally Left Blank - Signature Pages Follow]

     This letter agreement is intended to be executed under seal as of the date set forth above. If this letter agreement sets forth our understanding, please execute this letter agreement where indicated below.

                                 YA GLOBAL INVESTMENTS, L.P.

                                 By:  Yorkville Advisors, LLC
                                 Its: Investment Manager

                                           Troy Rillo
                                 By:____________________________ (seal)
                                     Name: Troy Rillo
                                     Title:Senior Managing Director


                                 ACCEPTED AND AGREED:

                                 BORROWER

                                 GS COES (YORKVILLE I), LLC

                                          Kevin Kreisler
                                 By:____________________________ (seal)
                                 Name:    Kevin Kreisler
                                 Title:   Sole Manager

                                 ACKNOWLEDGED AND AGREED:
                                 ---------------------------------
                                 Kevin Kreisler, Individually


                                 VIRIDIS CAPITAL LLC

                                        Kevin Kreisler
                                 By_______________________________
                                 Name:  Kevin Kreisler
                                 Title: Managing Member


                                 CARBONICS CAPITAL CORPORATION
                                 (f/k/a GreenShift Corporation)

                                        Kevin Kreisler
                                 By_______________________________
                                 Name:  Kevin Kreisler
                                 Title: Chairman


                                 ECOSYSTEM CORPORATION
                                 (f/k/a GS Energy Corporation)

                                        Kevin Kreisler
                                 By_______________________________
                                 Name:  Kevin Kreisler
                                 Title: Chairman


                                 GREENSHIFT CORPORATION
                                 (f/k/a GS CleanTech Corporation)

                                        Kevin Kreisler
                                 By_______________________________
                                 Name:  Kevin Kreisler
                                 Title: Chairman


                                 GS CLEANTECH CORPORATION
                                 (f/k/a GS Ethanol Technologies, Inc.)

                                        Kevin Kreisler
                                  By_______________________________
                                  Name: Kevin Kreisler
                                  Title:Chairman


                                  GS COES (YORKVILLE I), LLC

                                        Kevin Kreisler
                                  By_______________________________
                                  Name: Kevin Kreisler
                                  Title:Sole Manager


                                  GS CARBON DIOXIDE TECHNOLOGIES, INC.

                                        Kevin Kreisler
                                  By_______________________________
                                  Name: Kevin Kreisler
                                  Title:Chairman


                                  GS GLOBAL BIODIESEL, LLC

                                        Kevin Kreisler
                                  By_______________________________
                                  Name: Kevin Kreisler
                                  Title:Managing Member

                                  GS AGRIFUELS CORPORATION

                                        Kevin Kreisler
                                  By_______________________________
                                  Name:  Kevin Kreisler
                                  Title: Chairman

                                  NEXTGEN ACQUISITION, INC.

                                         Kevin Kreisler
                                  By_______________________________
                                  Name:  Kevin Kreisler
                                  Title: Chairman


                                  NEXTGEN FUEL INC.

                                        Kevin Kreisler
                                  By_______________________________
                                  Name:  Kevin Kreisler
                                  Title: Chairman


                                  SUSTAINABLE SYSTEMS, INC.

                                         Kevin Kreisler
                                  By_______________________________
                                  Name:  Kevin Kreisler
                                  Title: Chairman


                                  SUSTAINABLE SYSTEMS LLC

                                         Kevin Kreisler
                                  By_______________________________
                                  Name:  Kevin Kreisler
                                  Title: Chairman


                                  GS DESIGN, INC.
                                  (f/k/a Warnecke Design Service, Inc.)

                                         Kevin Kreisler
                                  By_______________________________
                                  Name:  Kevin Kreisler
                                  Title: Chairman


                                  GS RENTALS LLC
                                  (f/k/a Warnecke Rentals, LLC)

                                         Kevin Kreisler
                                  By_______________________________
                                  Name:  Kevin Kreisler
                                  Title: Chairman


                                  GS TECHNOLOGY, LLC

                                         Kevin Kreisler
                                  By_______________________________
                                  Name:  Kevin Kreisler
                                  Title: Managing Member


                                  GS BIG MANAGEMENT, LLC

                                         Kevin Kreisler
                                  By_______________________________
                                  Name:  Kevin Kreisler
                                  Title: Managing Member

                                  GS COES (ADRIAN I), LLC

                                         Kevin Kreisler
                                  By_______________________________
                                  Name:  Kevin Kreisler
                                  Title: Managing Member

                                  BOLLHEIMER & ASSOCIATES INC.

                                         Kevin Kreisler
                                  By_______________________________
                                  Name:  Kevin Kreisler
                                  Title: Chairman


1118623.12